UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 7, 2023

SUNSHINE BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-41282	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

6500 Trans-Canada Highway

4th Floor

Pointe-Claire, Quebec, Canada H9R0A5

(Address of principal executive offices) (zip code)

(514) 426-6161

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SBFM	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	SBFMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 7, 2023, Sunshine Biopharma, Inc. (the “Company”) received a duly executed research agreement (the “Research Agreement”) with Sir Mortimer B. Davis Jewish General Hospital, a McGill University Health Center hospital located in Montreal, Quebec, Canada (“JGH”) in connection with the Company’s Adva-27a anticancer compound. The research effort will be focused on advancing the development of the Company’s Adva-27a anticancer compound through the IND-enabling studies. In the event that the research results are conclusive and the Company determines that it wishes to conduct a Phase I clinical trial on the Adva-27a molecule, the parties agree to negotiate an agreement to determine the responsibilities and obligations of the parties for such Phase I clinical trial.

All improvements, changes or modifications to the Adva-27a molecule, including the research results obtained during the term of the Research Agreement shall remain the exclusive property of the Company. The Research Agreement is for a term of three (3) years and the Company has agreed to pay JGH the fair market value for the services to be rendered in an amount agreed upon by the parties. The Company has also agreed to pay JGH a 3% royalty for a period of 20 years on all net revenues it generates from the use of the intellectual property arising during the term of the Research Agreement.

The foregoing description of the Research Agreement is qualified by reference to the full text of the Research Agreement which is filed as an exhibit to this report.

Item 7.01	Regulation FD Disclosure

A press release being issued by the Company following the filing of this report which announces the Research Agreement between the Company and JGH is attached as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(b) Exhibits. The following exhibits are included in this report:

No.	Description
10.1	Research Agreement between the Company and JGH*
99.1	Press Release announcing Research Agreement between the Company and JGH
104	Cover Page Interactive Data File (formatted in iXBRL)

*Annexes of this agreement have been omitted.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2023	SUNSHINE BIOPHARMA, INC.
(Registrant)

By: /s/ Dr. Steve N. Slilaty
Dr. Steve N. Slilaty, Chief Executive Officer

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